                                                                   EXHIBIT 10.43

                                                                 Execution Draft

                                ACCESS AGREEMENT
                                ----------------

     THIS ACCESS AGREEMENT (the "Agreement") is entered into as of July 15, 1999 (the "Effective Date"), by and between bamboo.com, Inc., a Delaware corporation with an office located at 124 University Avenue #202, Palo Alto, CA 94301 ("bamboo.com") and Cendant Corporation, a Delaware corporation with an office located at 6 Sylvan Way, Parsippany, NJ 07054 ("Company").

     Bamboo.com uses the Bamboo.com Technology and provides the Production Services to its customers on a nationwide basis. In the event that Company, or a Company affiliate establishes a real estate Super Site which aggregates property listings contained on the web sites of the Franchisors for the Real Estate Systems and the Super Site offers the opportunity to associate images with such listings, bamboo.com desires that any such listings of the Real Estate Systems for which bamboo.com provides Bamboo.com Images shall display the Bamboo.com Images, on a non-exclusive basis, on the Super Site. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  DEFINITIONS
    -----------

     1.1  "Grant Fees" means the fees bamboo.com will pay to Company, as
           ----------
provided in Section 4.1.

     1.2  "Bamboo.com Image" means an electronic image of a property produced by
           ----------------
or on behalf of bamboo.com through the use of Bamboo.com Technology.

     1.3  "Bamboo.com Technology" means the software and hardware owned or
           ---------------------
licensed by Bamboo.com, including Bamboo.com Images and the Bamboo.com for Java Software, used to capture, process and view Bamboo.com Images.

     1.4  "Franchisee" means any Franchisee of the Real Estate Systems including
           ----------
the licensed brokers and sales associates of the Franchisee.

     1.5  "Real Estate Systems" means the CENTURY 21(R), ERA(R) and Coldwell
           -------------------
Banker(R) real estate brokerage franchise systems.

     1.6   "Franchisors" mean the franchisors of the Real Estate Systems.
            -----------

     1.7  "Commencement Date" means the date on which the earlier of the
           -----------------
following events occurs: (i) all of the Real Estate System Web Sites are capable and available to receive links to or postings of Bamboo.com Images and integrating such Bamboo.com Images with listings or (ii) the Super Site is launched, includes aggregated property listings contained on the Real Estate System Web Sites and offers the opportunity to associate images with such listings.

     1.8  "Confidential Information" means any trade secrets, confidential data
           ------------------------
or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the Term (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information.

     1.9  "Real Estate System Web Sites" means the collection of HTML documents
          -----------------------------
residing on servers operated by or for Company or its affiliates and currently accessible on or after the Effective Date by Franchisees or the public via the Internet at the following URLs: http://www.coldwellbanker.com;
                                 -----------------------------
http://www.era.com and http://www.century21.com.
------------------     ------------------------

     1.10  "Production Services" means the services provided by or on behalf of
            -------------------
bamboo.com in producing the Bamboo.com Images through the use of Bamboo.com Technology.

     1.11  "Service Provider Network" means the network of individuals
            ------------------------
throughout bamboo.com's service area in North America with whom bamboo.com has entered into agreements to capture images at designated sites on bamboo.com's behalf.

     1.12  "Super Site" means the contemplated real estate Internet portal which
            ----------
may aggregate property listings contained on the Real Estate System Web Sites.

     1.13  "Term" means the Term of this as set forth in Section 6.
            ----

     1.14  "Virtual Tour Images" means any 360 (degrees), three dimensional or
            -------------------
virtual tour or virtual walkthrough utilizing images.

2.  GRANT OF ACCESS TO BAMBOO.COM

     To the extent the Real Estate System Web Sites offer the opportunity to associate Virtual Tour Images with property listings contained on any or all of the Real Estate System Web Sites, any such listings of the Real Estate System Web Sites for which bamboo.com provides Bamboo.com Images shall display (i.e., link to or receive postings of) the Bamboo.com Images, on a non-exclusive basis, on the Real Estate System Web Sites. The parties acknowledge that as of the date of this Agreement Virtual Tour Images of such property listings on such Real Estate System Web Sites are offered and that the parties shall cooperate with each other in good faith in an effort to display Bamboo.com Images as provided in the preceding sentence by November 30, 1999. Further, In the event that Cendant or a Cendant affiliate establishes a Super Site which aggregates property listings contained on the Real Estate System Web Sites and the Super Site offers the opportunity to associate images with such listings, any such listings of the Real Estate System Web Sites for which bamboo.com provides Bamboo.com Images shall display (i.e., link to or receive postings of) the Bamboo.com Images, on a non-exclusive basis, on the Super Site.

3.  BANNER AD PLACEMENT; PROVISION OF PRODUCTION SERVICES

     3.1  Banner Ads. Company will place banner ads on the Super Site which ads
          ----------
shall appear on prominent web pages of the Super Site (except that no banners shall be placed on any web pages of the Super Site which pages are designated to or used for the purpose of joint or co-marketing activities with parties other than bamboo.com). The parties will cooperate to establish the precise size and placement of such banner ads. When clicked on, these banner ads shall link directly to HTML pages hosted and designated by bamboo.com that will focus on the promotion of bamboo.com and its products. In no event shall such banner ads link to any web site other than HTML pages hosted and designated by bamboo.com or shall any such banner ad links be utilized to offer for sale, market or otherwise promote the sale of products or services other than the Production
Services.   Nothing contained in this Agreement shall entitle bamboo.com to place any banner ads on the Real Estate System Web Sites.

     3.2  Press Releases.  There will be a joint press release issued, which the
          --------------
parties in good faith will endeavor to issue on July 15, 1999, approved by both parties, which approvals shall not be unreasonably withheld, indicating the relationship entered into by and between Company and bamboo.com under this Agreement, but in no event later than July 21, 1999. Additionally and subject to the prior approval of Company, not to be unreasonably withheld, bamboo.com may
(i) briefly describe the terms of this Agreement in amendments (the "Amendments") to bamboo.com's registration statement to be filed in connection with the sale of bamboo.com's common stock in a firm commitment underwriting (the "Bamboo.com IPO"); provided, however, in no event shall such description include any more information or descriptions than are (x) required by applicable law or regulations as they relate to such Amendments or (y) disclosed in any press release issued under this Section 3.2; and (ii) if legal counsel for bamboo.com advises, and subject to the prior approval of Company, not to be unreasonably withheld, attach a redacted version of this Agreement as an exhibit to the Amendments, provided that bamboo.com seeks confidential treatment of this Agreement with the Securities and Exchange Commission. Any other press announcement by either party regarding the subject matter of this Agreement will be subject to the other party's approval, which shall not be withheld unreasonably; provided, however, that bamboo.com shall not indicate in any press release [*] that it has the right to include Bamboo.com Images on the Real Estate System Web Sites or that, except with respect to the banner purchases for the Super Site provided for in Section 3.1 or access to Bamboo.com Images provided for in Section 2, Bamboo.com entered into or maintains any marketing or promotion arrangement with Company or Company affiliates to be marketed or promoted to the Franchisees of the Real Estate Systems or the franchisees of any other brand or franchised system of Cendant or a Cendant affiliate.

     3.3  Customer Sales and Billing.  Bamboo.com is responsible for and will
          --------------------------
manage and coordinate any and all sales of Production Services, including by means of bamboo.com's direct sales force, to its customers. Bamboo.com will be responsible for receiving and fulfilling orders for Production Services and will assume all costs and responsibility for invoicing and collecting revenues for all customer sales. Bamboo.com will maintain a full-service, live customer call center, available seven days per week, at reasonable hours, to handle inquiries from prospective customers and customers alike.

     3.4  Image Capturing, Processing and Linking.  Bamboo.com will have sole
          ---------------------------------------
responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Bamboo.com Images. Subject to Section 2 above, Bamboo.com will provide HTML links from the Super Site and the Real Estate System Web Sites to bamboo's servers so that users searching listings on the Super Site or any Real Estate System Web Site will be able to view any Bamboo.com Image associated with a listing that appears in the solution set generated by the user's search query. Notwithstanding anything to the contrary in this Agreement, in the event that Company, in its reasonable discretion, determines that posting of Bamboo.com Images to the Super Site or the Real Estate System Web Sites is preferable to linking, then, subject to Section 5.2, bamboo.com will post images to the Super Site or Real Estate System Web Sites. Company will permit linking of the Super Site and Real Estate System Web Sites to Bamboo.com Images, or posting of Bamboo.com Images to the Super Site or Real Estate System Web Sites, as the case may be, and the parties will use commercially reasonable efforts to work together to expeditiously implement, and maintain throughout the Term, a system whereby bamboo.com will be capable of linking or posting, as the case may be, to the Super Site and Real Estate System Web Sites, subject to Section 2 above.
Any Bamboo.com Images posted or linked to the Super Site and the Real Estate System Web Sites will fully render within a reasonable time comparable to similar services, unless a delay in such rendering is caused by the Internet or the systems of Company or Company affiliates.

     3.5  Prominence of Promotion. A third-party provider of Virtual Tour Images
     ---  -----------------------
may be able to obtain more favorable treatment than bamboo.com, online or offline, in marketing on the Super Site and in other marketing or promotional materials generated by Company or Company affiliates; provided that bamboo.com will be granted a right of first refusal to participate on the same basis. To the extent that Company or Company affiliates publish in any media a list of vendors for the Super Site, as reasonably determined by Company in good faith, Company may include bamboo.com in such list during the Term.

     3.6  Bamboo.com Promotion Obligations.  At Company's election, Bamboo.com
          --------------------------------
will include and display the logo of the designated Company affiliate relating to the Super Site in any page on bamboo.com's Web site that lists, and displays the logos of, other alliances of bamboo.com. In addition, at the sole election of Company, bamboo.com will permit Company or a designated Company affiliate to make a presentation at any regularly scheduled meeting (generally, held on a quarterly basis) of Regional Directors of bamboo.com.

     3.7  Solution Set Symbol.  Company shall ensure that, when a listing
          --------------------
solution set queried on the Super Site or a Real Estate System Web Site includes a listing associated with a Bamboo.com Image, there shall appear beside the listing a generic symbol selected by Company indicating that the listing is associated with Virtual Tour Images. In no event shall any such symbol as may be placed on the Real Estate System Web Sites include or identify "bamboo.com" or imply any affiliation with or to bamboo.com.

4.  FEES; BANNER PURCHASES

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
      HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     4.1  [*] Fees. In consideration of the [*] of [*] afforded to bamboo.com in
          --------
Section 2 above, bamboo.com will pay Company a [*] Fee in the aggregate amount of [*] as follows: (i) [*] upon [*]; (ii) [*] on the [*] of the [*]; and (iii) [*] upon receipt by bamboo.com of an invoice from Company following the occurrence of the [*]. Said fee is fully earned upon payment by bamboo.com.

     4.2  Banner Purchases.  In the aggregate, Bamboo.com will purchase from
          ----------------
Company (or Company's affiliate as may be designated by Company) a [*] banner ads per year over two years, payable in [*], beginning upon the occurrence of the [*], at a CPM of [*]. Bamboo.com banner ads will not exceed 5% of Super Site ad inventory in a given month. Should the purchased banner ads exceed 5% of Super Site inventory, the excess ads will be applied at subsequent period(s) when the addition of those ads to the scheduled ad buy for the particular subsequent month does not exceed the 5% threshold; provided, however, that the deferral of such ads will in no way modify the timing or amount of monthly payments provided for in the first sentence of this Section 4.2.

5.  PROPRIETARY RIGHTS
    ------------------

     5.1  Bamboo.com Images.
          -----------------

          (a) All Bamboo.com Technology, including without limitation all Bamboo.com Images are, and at all times will remain, the exclusive property of bamboo.com, and no provision of this Agreement implies any transfer to Company or Company affiliates of any ownership interest in any Bamboo.com Technology.

          (b) Bamboo.com hereby grants to Company or the designated Company affiliate a nonexclusive, worldwide, royalty-free, nontransferable license to include on the Super Site and Real Estate System Web Sites links to Bamboo.com Images on bamboo.com's servers solely for the purposes contemplated in this Agreement. Except with respect to designated Company affiliates, the foregoing license does not include any right to grant or authorize sublicenses. In the event that Company requires bamboo.com to post the Bamboo.com Images to the Super Site and the Real Estate System Web Sites, bamboo.com grants Company and/or designated Company affiliates the licenses set forth in Exhibit A attached hereto.

     5.2  Trademarks.
          ----------

          (a) Bamboo.com owns and at all times will continue to own the trademarks, service marks and/or trade names BAMBOO.COM and the bamboo.com logo, as well as any name or mark bamboo.com may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Bamboo.com Marks"), and Company will not take any actions inconsistent with bamboo.com's ownership rights.

          (b) Bamboo.com specifically acknowledges that this Agreement does not confer upon bamboo.com any interest in or right to use any trademark, service mark or other intellectual property right of Company or any Company affiliate (collectively referred to as the "Company Marks") in connection with Agreement unless bamboo.com receives the prior written consent of Company which consent Company may grant or withhold in its sole discretion; provided, however, that, subject to the prior approval of Company, not to be unreasonably withheld, bamboo.com may include the logos of the Real Estate Systems in the amendments to the registration statement filed in connection with bamboo.com's IPO. Bamboo.com further agrees that upon termination of this Agreement, bamboo.com shall immediately cease and discontinue all use of the Company Marks, including the Super Site Marks. Further, if bamboo.com wishes to utilize the Company Marks in advertising or promotional materials, it must submit such materials to Company for final approval before utilizing them. In no event may bamboo.com or any affiliated or associated person or entity utilize the Company Marks in connection with any products or services other than the Production Services as contemplated in this Agreement. Bamboo.com further acknowledges that this Agreement does not create or grant any rights in bamboo.com to use any intellectual property rights owned or controlled by any Franchisee or its affiliates, nor does Company have any right to grant any such rights.

          (c) Subject to the restrictions set forth herein, the parties contemplate that bamboo.com shall have the right to use the logo of the designated Company affiliate relating to Super Site, if any, subject to the consent of Company or such Company affiliate in its sole discretion.

          (d) Subject to the restrictions set forth herein, bamboo.com hereby grants Company and designated Company affiliates a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Bamboo.com Marks, during the Term, with bamboo.com's prior written approval, which bamboo.com will not unreasonably withhold, solely in connection with Section 3.1 above.

          (e) Further, subject to the restrictions set forth herein, each party may only use the Bamboo.com Marks or Company Marks, as the case maybe, as expressly permitted herein and agrees to use such marks in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks. Notwithstanding anything contained in this Agreement to the contrary in no event shall bamboo.com use the Company Marks to indicate that bamboo.com has the right to include Bamboo.com Images on the Real Estate System Web Sites or that, except with respect to the banner purchases for the Super Site provided for in Section 3.1 or access to Bamboo.com Images provided for in Section 2, Bamboo.com entered into or maintains any marketing or promotion arrangement with Company or Company affiliates to be marketed or promoted to the Franchisees of the Real Estate Systems or any other brand or franchised system of Cendant or a Cendant affiliate.

6.  TERM AND TERMINATION
    --------------------

     6.1  Term.  Unless earlier terminated as set forth below, this Agreement
          ----
will become effective upon the Effective Date and shall

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
      HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

continue for a period of two (2) years from the Commencement Date; provided, however, that, in the event that the event described in Section 1.7(ii) does not occur within two (2) years from the Commencement Date, this Agreement shall terminate three (3) years and three (3) months after the Effective Date. Notwithstanding anything contained in this Agreement to the contrary, the Term will be automatically extended to the extent required to expend all of the purchased banner ads consistent with the 5% inventory limitation described above in Section 4.2; provided, however, that no such extension shall be provided if this Agreement is terminated by Company pursuant to Section 6.2 below. In no event will the Term extend beyond three (3) years and three (3) months from the Effective Date.

     6.2  Termination for Breach.  This Agreement will terminate in the event a
          ----------------------
party materially breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days (ten (10) days in the event of a payment default) after being notified by the non-breaching party of such breach or failure. Without regard to the foregoing, Company may terminate this Agreement immediately and without liability in the event that Bamboo.com markets or promotes Bamboo.com, Bamboo.com Images and/or the Production Services to any Franchisees of the Real Estate Systems as a preferred alliance or under any other affiliation with Company or Company affiliates, except with respect to the banner purchases for the Super Site provided for in Section 3.1 or access to Bamboo.com Images provided for in
Section 2.

     6.3  Survival of Certain Terms.  The provisions of Sections 5.1(a), 5.2(a)
          -------------------------
and (b), 6.1, 6.3, 7, 8, 9, 10 and Sections (c) and (e)-(h) of Exhibit A will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement. Upon termination, (i) Company and bamboo.com will cease all use of marks of the other party and (ii) Company will cease all use of the Bamboo.com Technology and will purge all such Bamboo.com Technology from its servers, systems and products.

7.   CONFIDENTIALITY
     ---------------

     Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care.

8.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     8.1 Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound or constitute a violation of any applicable law or regulation.

     8.2 Bamboo.com represents and warrants that (i) bamboo.com has all necessary rights, permissions and authorizations to use and permit Company and/or Company affiliates to use Bamboo.com Technology as contemplated by this Agreement; (ii) neither Bamboo.com Technology nor Company's or Company affiliates' use thereof as contemplated under this Agreement does or will violate any proprietary intellectual property rights of any third party; and
(iii) Bamboo.com Technology shall to the extent provided to and utilized by Company or Company affiliates conform, without cost to Company or Company affiliates, to the reasonable applicable specifications and meet the reasonable performance and technical standards as required or developed by Company to install, implement and operate Bamboo.com Technology for the purpose of accessing or viewing Bamboo.com Images with respect to the Super Site and the Real Estate System Web Sites as contemplated under this Agreement.

     8.3 Bamboo.com warrants that the systems (including any software/technology) leased or owned by bamboo.com in connection with the provision and operation of Bamboo.com Technology, Bamboo.com Images and/or the Production Services include or shall include, at no additional cost to Company, design and performance so that Company shall not experience abnormally ending and/or invalid and/or incorrect results by or through the use of the systems not attributable to the Internet or the systems of Company or Company affiliates. Furthermore, bamboo.com represents and warrants that subject to the proper functioning of the systems of Company or Company affiliates, such systems will, under normal use and service, record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, data integrity and performance, as the systems record, store, process and present on or before December 31, 1999. Bamboo.com warrants that, subject to the proper functioning of the systems of Company or Company affiliates, the systems will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000.

     8.4 Without limiting any of the rights and remedies available to Company under this Agreement or at law or equity, in the event of a breach of the representations and warranties under Sections 8.2 and 8.3 above, Bamboo.com shall use its best efforts to correct such defect or non-compliance, at no cost to Company or Company affiliates, upon receipt of written notification of such defect or non-compliance from Company.

     8.5 EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, THE WARRANTIES PROVIDED BY THE PARTIES UNDER THIS SECTION 8 ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

9.   INDEMNITY & LIMITATION OF LIABILITY

     9.1  Indemnity.  Bamboo.com will indemnify, defend and hold Company and
          ---------
Company affiliates harmless from and against any and all claims, actions, liabilities, demands, damages, costs and expenses (including reasonable attorneys' fees and disbursements) arising from or relating to any claims of the following nature, to the extent caused by Bamboo.com: (i) any actual or alleged violation of the right of privacy, right of publicity or similar rights of any third party; (ii) any actual or alleged violation of the intellectual property rights of any third party in connection with Bamboo.com Technology, Bamboo.com Images, the Production Services, and Bamboo.com Marks or any part thereof; (iii) any claim relating to an end-user's or customer's use of Bamboo.com Images or the Production services and (iv) any claim arising out of the marketing or promotion of Bamboo.com, Bamboo.com Images and/or the Production Services to the Franchisees of the Real Estate Systems as a preferred alliance or under any other affiliation with Company or Company affiliates, except with respect to the banner purchases for the Super Site provided for in Section 3.1 or access to Bamboo.com Images provided for in
Section 2.

     9.2  Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE TO
          ------------------------
THE OTHER PARTY FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIMITATION OF LIABILITY PROVIDED IN THIS SECTION 9.2 SHALL NOT APPLY WITH RESPECT TO (i) THIRD PARTY CLAIMS AND/OR (ii) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY.

10.  GENERAL PROVISIONS
     ------------------

     10.1  Notices.  Any notice required or permitted by this Agreement will be
           -------
deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

     10.2  Miscellaneous.  Nonperformance of either party will be excused to the
           -------------
extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence or willful misconduct of the non-performing party. The relationship of bamboo.com and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of New York without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that Company may assign this Agreement or assign or delegate its rights and obligations under this Agreement to an affiliate or in connection with a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     10.3  Acknowledgments.  Bamboo.com acknowledges and understands that
           ---------------
Company has entered into and maintains as of the date of this Agreement a preferred alliance agreement ("Preferred Alliance Agreement") with a provider (the "Preferred Alliance") of panoramic imaging services (in the capacity of a supplier of such services) under which Preferred Alliance Agreement the Franchisors of the Real Estate Systems, among other Company affiliates, recommend, on an exclusive basis, such provider (including the panoramic imaging services) to the Franchisees of the Real Estate Systems. Bamboo.com acknowledges and agrees that in no event shall this Agreement be deemed to: (i) require or commit Company or the Franchisors to recommend, market or promote Bamboo.com, Bamboo.com Images or the Production Services to the Franchisees of the Real Estate Systems in any manner whatsoever; and (ii) grant to Bamboo.com any right or authority to market or promote Bamboo.com, Bamboo.com Images and/or the Production Services to any Franchisees of the Real Estate Systems as a preferred alliance, approved vendor or supplier or under any other affiliation with Company or Company affiliates, except with respect to the banner purchases for the Super Site provided for in Section 3.1 or access to Bamboo.com Images provided for in Section 2.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


BAMBOO.COM, INC.                  CENDANT CORPORATION


By: /s/ Andrew P. Laszlo          By:  /s/ Craig E. Hamway
   ----------------------------      --------------------------------

Name: Andrew P. Laszlo            Name: Craig E. Hamway
     --------------------------        ------------------------------

Title: SVP, Business Development  Title: Vice President-Business Development
      --------------------------        ------------------------------------

Date: July 15, 1999               Date:  July 15, 1999
     --------------------------        ------------------------------

                                   EXHIBIT A
                                   ---------

                                POSTING LICENSES


     In the event that Company or a designated Company affiliate requires bamboo.com to post the Bamboo.com Images to the Super Site and the Real Estate System Web Sites:

          (a) Bamboo.com grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to display, perform and reproduce on the Super Site and Real Estate System Web Sites, each Bamboo.com Image that is posted to such sites during the Term, solely for the purposes contemplated in this Agreement. Company and designated Company affiliates will not distribute, modify, edit, or prepare derivative works from the Bamboo.com Images without the prior written permission of bamboo.com. Except with respect to the designated Company affiliates, the foregoing license does not include any right to grant or authorize sublicenses.

          (b) Bamboo.com further grants to Company a nonexclusive, worldwide, royalty-free license to use the Bamboo.com for Java Software, in object code only, to display on the Super Site and Real Estate System Web Sites Bamboo.com Images licensed above. "Use" means storing, loading, installing, executing or displaying the Bamboo.com for Java Software. Company and designated Company affiliates may not modify the Bamboo.com for Java Software or disable any licensing or control features of the Bamboo.com for Java Software. Except with respect to the designated Company affiliates, the foregoing license does not include any right to grant or authorize sublicenses.

          (c) The Bamboo.com for Java Software is owned and copyrighted by bamboo.com. The license set forth herein confers no title to, nor ownership in, the Bamboo.com for Java Software and is not a sale of any rights in the Bamboo.com for Java Software.

          (d) Company and designated Company affiliates may only make copies or adaptations of the Bamboo.com for Java Software for archival purposes or when copying or adaptation is an essential step in the authorized use of the Bamboo.com for Java Software. Company and designated Company affiliates must reproduce all copyright notices in the original Bamboo.com for Java Software on all copies or adaptations. Company and designated Company affiliates may only transfer class files when they are called on by a "requesting" server in the normal course of Java Applet execution. Company and designated Company affiliates may not distribute the Bamboo.com for Java Class files. Any transfer or copying of the Bamboo.com for Java Software by Company or designated Company affiliates other than as expressly provided herein constitutes a material breach of this Agreement.

          (e) Company and designated Company affiliates may only use the Bamboo.com for Java Software to read .jut files, a file format proprietary to bamboo.com.

          (f) Company and designated Company affiliates will not disassemble or decompile the Bamboo.com for Java Software including single Bamboo.com for Java Class files under any circumstances. The disassembly or decryption by Company or designated Company affiliates of any Bamboo.com for Java Class file constitutes a material breach of this Agreement.

          (g) Company and designated Company affiliates will not export or re-export the Bamboo.com for Java Software or any copy or adaptation in violation of any applicable laws or regulations.

          (h) The Bamboo.com for Java Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987)(or any equivalent existing or superseding agency regulation or contract clause), whichever is applicable. Company has only those rights provided for such Bamboo.com for Java Software and any accompanying documentation by the applicable FAR or DFARS clause or agreement between Company and bamboo.com.

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